THE ADVISORS' INNER CIRCLE FUND

                                       LSV
                               Value Equity Fund



                               INVESTMENT ADVISER:
                                      LSV
                                ASSET MANAGMENT



  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                                      PROSPECTUS
                                                                   MARCH 1, 2005
                                                   (as revised December 1, 2005)

                              ABOUT THIS PROSPECTUS


     The LSV Value Equity Fund (Fund) is a separate series of The Advisors' Inner Circle Fund (Trust), a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

     This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

                                                                        PAGE
                                                                        ----

     INVESTMENT STRATEGIES AND PRINCIPAL RISKS....................        2

     PERFORMANCE INFORMATION AND EXPENSES.........................        3

     MORE INFORMATION ABOUT RISK..................................        5

     MORE INFORMATION ABOUT FUND INVESTMENTS......................        5

     INVESTMENT ADVISER...........................................        5

     PORTFOLIO MANAGERS...........................................        6

     PURCHASING AND SELLING FUND SHARES...........................        6

     OTHER POLICIES...............................................        8

     DIVIDENDS AND DISTRIBUTIONS..................................       10

     TAXES........................................................       10

     FINANCIAL HIGHLIGHTS.........................................       12

     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         LSV VALUE EQUITY FUND....................................   BACK COVER

     Effective January 1,2006,the Fund will be closed to new investors.

     At the discretion of LSV Asset Management (the "Adviser"), existing shareholders of the Fund and clients of the Adviser may continue to make additional investments in the Fund and reinvest dividends and capital gains distributions.

LSV VALUE EQUITY FUND


FUND SUMMARY

Investment Goal..........................      Long-term growth of capital

Investment Focus.........................      Medium to large capitalization U.S. common stocks

Share Price Volatility...................      High

Principal Investment Strategy............      Investing in undervalued stocks which are out-of-favor
                                               in the market

Investor Profile.........................      Investors  who seek  long-term  growth of capital and
                                               income and are willing to bear the risk of investing
                                               in equity securities


INVESTMENT STRATEGY OF THE FUND

The Fund invests primarily in equity securities. The Adviser focuses on medium to large U.S. companies (I.E., those with market capitalizations of $1 billion or more) which, in the Adviser's opinion, are out-of-favor (undervalued) in the marketplace at the time of purchase and have potential for near-term appreciation. The Fund may also invest to a lesser extent in common stocks of such undervalued companies with small market capitalizations (between $500 million and $1 billion). The Adviser believes that these out-of-favor securities will produce superior future returns if their future growth exceeds the market's low expectations. The Fund expects to remain as fully invested in the above securities as practicable, but in any case, at least 80% of its net assets will be invested in these securities. The Fund will not change this 80% policy without 60 days' prior written notice to shareholders.

The Adviser's investment strategy uses a strictly quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and indicators of near-term appreciation potential (such as recent price appreciation). The investment model selects the stocks to buy from the higher-ranked stocks and selects stocks to sell from those whose rankings have decreased. This investment strategy seeks to control overall portfolio risk while seeking to maximize the expected return. The Fund is expected to experience a low level of portfolio turnover.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund is also subject to the risk that mid to large cap equity value securities may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from calendar year to calendar year.

[BAR CHART OMITTED]
2000      11.15%
2001       5.23%
2002     -11.14%
2003      34.68%
2004      18.66%

          BEST QUARTER                WORST QUARTER
             19.09%                     (17.55%)
           (6/30/2003)                 (9/30/2002)


AVERAGE ANNUAL TOTAL RETURNS
THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004, TO THOSE OF THE RUSSELL 1000 VALUE INDEX.

                                                      1 YEAR        5 YEARS      SINCE INCEPTION*
-------------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                              18.66%        10.68%            9.76%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS**            17.96%        10.07%            9.18%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND
    SALE OF FUND SHARES**                             13.06%         9.04%            8.26%
RUSSELL 1000 VALUE INDEX RETURN (REFLECTS NO
    DEDUCTION FOR FEES, EXPENSES, OR TAXES)           16.49%         5.27%            5.60%

*   INCEPTION DATE IS 3/31/99.
** AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with lower forecasted growth rates and price-to-book ratios.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)
--------------------------------------------------------------------------------
Investment Advisory Fees ................................................  0.55%
Other Expenses ..........................................................  0.14%
                                                                           -----
Total Annual Fund Operating Expenses ....................................  0.69%


For more information about these fees, see "Investment Adviser."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

        1 YEAR               3 YEARS            5 YEARS             10 YEARS
         -----               ------             ------               -------
          $70                 $221               $384                 $859

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information ("SAI"). For liquidity purposes, the Fund may invest a portion of its assets in cash, money market instruments or equity index futures contracts. But, the Fund intends to remain as fully invested as practicable regardless of market conditions. Of course, we cannot guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS


A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI. The Fund discloses its quarterly portfolio holdings after the end of each quarter on www.lsvasset.com.


INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.


LSV Asset Management ("LSV" or the "Adviser") serves as the investment adviser to the Fund. Formed in 1994, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2004, LSV had approximately $35.4 billion in assets under management. For its services, the Adviser is entitled to an annual investment advisory fee of 0.55% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2004, the Adviser received advisory fees, as a percentage of the Fund's average daily net assets, of 0.55%.

PORTFOLIO MANAGERS

Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Robert Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience. In addition to his duties at LSV, Mr. Vishny serves as the Eric J. Gleacher Professor of Finance at the University of Chicago.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of Fund shares.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from us, complete and send in the application. If you need an application or have questions, please call 1-888-FUND-LSV.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card checks.

Shares of the Fund may also be purchased "in-kind," subject to the Adviser's determination that the securities are acceptable investments for the Fund. In an in-kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in-kind purchase will be valued at market value. More information about in-kind purchases is discussed in the SAI.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Short-Term Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

GENERAL INFORMATION

You may purchase shares by mail or wire on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order.

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the NAV on any given day, the Fund must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. If the NYSE closes early - such as on days in advance of certain generally observed holidays
- the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. The
Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $100,000 in the Fund. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts at its discretion.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). In addition, you will need to provide a signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address.

The sale price of each share will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (or for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). If your shares are redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Fund may also redeem in kind to discourage short-term trading of shares. In the event shares are redeemed in-kind, shareholders will generally bear market risks until the securities are converted into cash.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $100,000 because of redemptions you may be required to sell your shares. The Fund will generally provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES


SHORT-TERM TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Fund may invest in small or mid cap securities that often may trade in lower volumes, frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders. In addition, because frequent trading may cause the Fund to attempt to maintain higher cash positions, changes to the Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Fund.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

o Shareholders are restricted from making more than four "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund.

o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions are exempt from these policies.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.



CUSTOMER IDENTIFICATION AND VERIFICATION

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund (e.g. 72 hours), which may change from time to time your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.


However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund (e.g., 96 hours), which may change from time to time. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income annually and the Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. EACH SALE OF FUND SHARES MAY BE A TAXABLE EVENT.



MORE INFORMATION ABOUT TAXES IS IN THE SAI.

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                                       11

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended October 31, 2002, 2003 and 2004 has been audited by KPMG LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by a predecessor independent accounting firm. The financial statements and the unqualified opinion of KPMG LLP are included in the annual report of the Fund, which is available by calling the Fund at 1-888-FUND-LSV.



FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED OCTOBER 31,



                                      Realized and
           Net Asset                   Unrealized                    Dividends                         Total       Net Asset
             Value          Net           Gains                      from Net      Distributions     Dividends       Value
           Beginning    Investment    (Losses) on     Total From    Investment     from Realized        and         End of
            of Year       Income       Securities     Operations      Income           Gains       Distributions     Year
------------------------------------------------------------------------------------------------------------------------------
LSV VALUE EQUITY
2004         $12.58       $0.22         $1.89          $2.11        $(0.16)         $(0.13)        $(0.29)          $14.40
2003           9.85        0.13          2.73           2.86         (0.12)          (0.01)         (0.13)           12.58
2002          10.82        0.15         (0.68)         (0.53)        (0.14)          (0.30)         (0.44)            9.85
2001          10.87        0.07         (0.05)          0.02         (0.06)          (0.01)         (0.07)           10.82
2000          10.33        0.10          0.50           0.60         (0.06)          --             (0.06)           10.87

                                                      Ratio of      Ratio of
                                                         Net        Expenses
                         Net Assets    Ratio of      Investment    to Average
                           End of     Expenses to      Income      Net Assets   Portfolio
              Total         Year        Average      to Average    (Excluding   Turnover
              Return+       (000)     Net Assets     Net Assets     Waivers)      Rate
------------------------------------------------------------------------------------------
LSV VALUE EQUITY
2004            17.06%    $338,185        0.69%          1.86%         0.69%       19.80%
2003            29.33      214,566        0.72           1.84          0.73         9.52
2002            (5.37)      65,815        0.81           1.52          0.87        36.64
2001             0.16       47,944        0.90           1.06          0.94        37.40
2000             5.86       25,039        0.90           1.29          1.57        31.11

+ Total return is for the year indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as " - " are either $0 or have been rounded to $0.


                                     12 & 13
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



                                      LSV
                               Value Equity Fund


INVESTMENT ADVISER
LSV Asset Management
1 N. Wacker Drive
Chicago, Illinois 60606

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP


More information about the Fund is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI dated March 1, 2005, includes detailed information about the LSV Value Equity Fund and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS:
These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL
REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-888-FUND-LSV

BY MAIL:  Write to us
LSV Value Equity Fund
P.O. Box 219009
Kansas City, Missouri 64121-9009


BY INTERNET:  www.lsvasset.com (Prospectus and quarterly portfolio holdings)

FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The Fund's Investment Company Act registration number is 811-06400.




March 1, 2005

LSV-PS-001-0700